Exhibit 99.2
I N V E S T O R D A Y D e c e m b e r 6 , 2 0 2 3 Proprietary to Owens & Minor, Inc. | ©2023 Owens & Minor, Inc.

2 Jon Leon Senior Vice President & Corporate Treasurer Owens & Minor Proprietary to Owens & Minor, Inc.

3 This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2023 and future financial performance and our modeling assumptions, our Operating Model Realignment program and other cost-saving initiatives, future indebtedness and growth, and industry trends, as well as other statements related to Owens & Minor Inc.’s (Owens & Minor’s or the Company’s) expectations regarding the performance of its business and improvement of operational performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. Safe Harbor Proprietary to Owens & Minor, Inc.

4 This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). In general, the measures exclude items and charges that (i) management does not believe reflect Owens & Minor’s core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company's performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company's performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Although the Company does provide guidance for adjusted EBITDA, adjusted EPS and Free Cash Flow (which are non-GAAP financial measures), it is not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amounts are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to, restructuring and acquisition charges, which could have a significant and unpredictable impact on our GAAP results. As a result, no GAAP guidance or reconciliation of the Company's adjusted EBITDA guidance, adjusted EPS guidance or Free Cash Flow guidance is provided. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. Use of Non-GAAP Measures Proprietary to Owens & Minor, Inc.

5 Agenda Strategy & Vision 2028 Ed Pesicka Developing Talent & Culture Tammy Gomez Patient Direct Perry Bernocchi Products & Healthcare Services Andy Long Financials & Guidance Alex Bruni Q&A Session All Concluding Remarks Ed Pesicka • • • B R E A K • • • Proprietary to Owens & Minor, Inc.

6 • • • PURPOSE VIDEO • • • Proprietary to Owens & Minor, Inc.

7 Ed Pesicka President & Chief Executive Officer Owens & Minor Proprietary to Owens & Minor, Inc.

8 Today’s Critical Takeaways Our businesses continue to evolve and we will focus on high-value businesses for maximum return Our team has developed a multi-year strategic plan to both drive growth and enhance profitability We expect the Patient Direct segment to continue to outpace the market and grow – we can be a true leader in home-based care We have a healthy balance sheet that will continue to be strengthened by strong cash flow generation We have a significant opportunity to optimize our P&HS business for an improved margin profile We have an opportunity to deploy capital and invest smarter to drive long-term shareholder returns What You Will Hear This Morning Proprietary to Owens & Minor, Inc.

Owens & Minor Overview



Owens & Minor, Inc. (NYSE: OMI) is a Fortune 500 global healthcare solutions company providing essential products and services that support care from the hospital to the home.

For over 100 years, Owens & Minor and its affiliated brands, Apria®, Byram®, and HALYARD*, have helped to make each day better for the patients, providers, and communities we serve.

Powered by more than 20,000 teammates worldwide, Owens & Minor delivers comfort and confidence behind the scenes so healthcare stays at the forefront. Owens & Minor exists because every day, everywhere, ***Life Takes Care™***.

~3M	~400+	140+	~85%	4,000+
Patients Served in the Home	Facilities Worldwide	Years of Dedicated Service	of U.S. Population Accessible Through Payor Relationships	Healthcare Providers Served

9 | Proprietary to Owens & Minor, Inc.

*Registered Trademark or Trademark of O&M Halyard or its affiliates

10 Patient Direct – The Future of Home-based Care • Over the last five years we built a strong growth platform that’s at the center of where healthcare is trending • Doubled down on our belief in our Patient Direct business with the addition of Apria • Track record of strong growth throughout our path • A major player in the future of home-based care • Faster recovery • Safer • Preferred by patients, providers, and payors Reimagining Patient Care at Home for Improved Quality of Life $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2021 2023E Strong organic growth post-M&A 1 Proforma figure; Apria acquisition closed in Q1’22 1 ($M) Revenue Proprietary to Owens & Minor, Inc. Patient Direct

11 Solid Foundation in Product & Healthcare Services • Historical foundation • Very large market • Need to strengthen our competitive position • Must better align production costs and product portfolio • Status quo not acceptable • Well positioned to achieve success Significant Opportunity to Drive Profitability Medical Distribution (MD) Global Products Outsourced Logistics & Services Proprietary to Owens & Minor, Inc.

12 2017 2018 2019 2020 2021 2022 2023 Our Recent Strategic Path Acquired Ed Pesicka Joined as CEO Acquired Pandemic Acquired Industry Normalization Operating Model Realignment Deleveraged Balance Sheet Proprietary to Owens & Minor, Inc.

13 Time to Reflect: Owens & Minor Today Strengths/Opportunities Must find ways to deliver products and services at a lower cost across the business while reimagining our geographic footprint Executing on our product expansion opportunities into adjacent categories Capitalize on fragmented and growing home-based care market Ensure our teammates are aligned with our global vision and purpose Challenges/Needs Strong, stable and leverageable base of Medical Distribution customers across the country Award winning service levels and intense customer focus Took Byram from $450M to over $1.2B, and now with the acquisition of Apria, have a larger platform to leverage Successfully integrated multiple acquisitions with a proven process for success Proprietary to Owens & Minor, Inc.

14 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 2 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth

15 Operating Model Realignment – Our Four Pillars 1 Life of Program $250-400M On Path by End of 2025 $200M Run Rate Exiting 2023 $100M Run Rate On Track in 2023 $30M Savings Network rationalization and operational excellence Designing our organizational structure Sourcing and demand management Commercial excellence and product profitability 3 2 4 Targeted Working Capital Improvement Proprietary to Owens & Minor, Inc.

16 Vision 2028: Grow, Optimize, & Invest Strong brand recognition with a national footprint and local presence Proven model is expected to continue to drive organic growth Top positions across core disease categories and numerous opportunities to enter adjacencies Focus investments to drive organic growth and complete acquisitions that can accelerate growth Continue to invest in highest return opportunities Committed to optimizing cost structure Grow our product portfolio to accelerate profitability Expand into adjacent markets Patient Direct Products & Healthcare Services Proprietary to Owens & Minor, Inc.

17 Our Long-Term Financial Targets to 2028 >$12B Annual Revenue >$750M Adj EBITDA1 >20% Adj EPS1 CAGR to $3.50+ >$1.3B Cumulative FCF1 (1) Represents a Non-GAAP financial metric. For additional information on Non-GAAP reconciliations see "Use of Non-GAAP Measures." Reconciliations for Non-GAAP measures are presented in the Appendix. Proprietary to Owens & Minor, Inc.

18 Unlocking Our Growth Potential and Capturing Opportunities 2028: Grow, Optimize, & Invest Patient Direct Products & Healthcare Services Our Patient Direct business is a high margin, growth engine and we intend to expand our position as a market leader in the home-based care space Balance Sheet We plan to maintain a healthy balance sheet, driven by a robust free cash flow profile that supports and routinely invests in organic and inorganic growth opportunities We expect to transform and strengthen our P&HS segment, focused on leveraging our scale and growing our branded product portfolio Proprietary to Owens & Minor, Inc.

The Individual Elements Form a Larger Picture Purpose is why we exist The timeless north star that guides us Vision is where we’re going The next big mountain we’re going to summit Mission is what we do What we do each day to climb the mountain Strategy links Mission & Vision The path we will take to achieve our Vision Values are who we are at our best Integrity Development Excellence Accountability Listening 19 Proprietary to Owens & Minor, Inc.

20 Tammy Gomez Executive Vice President & Chief Human Resources Officer Owens & Minor Proprietary to Owens & Minor, Inc.

21 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 2 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth Proprietary to Owens & Minor, Inc.

22 Our Teammates Are Our Core • 22,000 Global Teammates • 40% Female Teammates in Global Management Roles • 27% Ethnically Diverse Teammates in U.S. Management Roles • 45% of Teammates with 5+ Years of Service • Diverse Board of Directors Proprietary to Owens & Minor, Inc.

23 Companies with Purpose Have Tremendous Impact Employees can create huge savings for their organizations when they find meaning in their work. Compared to low-purpose ones, high-purpose companies show… $630B 3x Fulfilled employees are 3x more likely to stay with the same company for a decade Voluntary turnover costs exceeded this figure in 2020 Work Institute: 2020 Retention Report (2020) Imperative, Workforce Purpose Index (2019) Fortuna Advisors: A deeper look at the return on Purpose (2021) Purposeful organizations are more likely to find long-term success in transformations. BCG: The Head, Hands, and Heart of Transformation (2018) Success in a Transformation (Grouped by Purpose and Performance) High Purpose High Performance 56% 26% 12% 0 % High Purpose Low Performance Low Purpose Low Performance Low Purpose High Performance 14% 8% 6% 9% 35% 0% 5% 10% 15% 20% 25% 30% 35% Annualized total shareholder return Residual cash earning margin Returns on capital Operating profitability Revenue growth Proprietary to Owens & Minor, Inc.

24 • • • TEAMMATE VIDEO • • • Proprietary to Owens & Minor, Inc.

25 Our Timeless Purpose and Timely Vision P U R P O S E V I S I O N Be the unstoppable and dynamic leader that connects patients and providers to trusted healthcare products and solutions Proprietary to Owens & Minor, Inc.

26 PLAY TO WIN ACT LIKE OWNERS ADVANCE WITH SPEED REWARD IMPACT Anticipate customer needs to lead in the marketplace Encourage and take smart risks Eliminate unnecessary red tape Celebrate wins for company, customer and teams Our Vision Be the unstoppable and dynamic leader that connects patients and providers to trusted healthcare products and solutions Proprietary to Owens & Minor, Inc.

Our Business Elements Form A Bigger Picture Together

LIFE TAKES CARE	PURPOSE	Why we exist
BE THE UNSTOPPABLE AND DYNAMIC LEADER WHO CONNECTS PATIENTS AND PROVIDERS TO TRUSTED HEALTHCARE PRODUCTS AND SOLUTIONS	VISION	Where we are headed
EMPOWERING OUR CUSTOMERS TO ADVANCE HEALTHCARE	MISSION	What we do
INTEGRITY | DEVELOPMENT | EXCELLENCE | ACCOUNTABILITY | LISTENING |	VALUES	Who we are at our best
2028 STRATEGY	STRATEGIC PLAN	How we achieve our Vision KPI
GROWTH — TALENT — EXCELLENCE	PERFORMANCE MGMT.	How we track our progress

27 | Proprietary to Owens & Minor, Inc.

Owens & Minor

28 Operating Model Realignment Training Programs to Build Skillsets Adapting to Market & Workforce Trends We are investing in our teammates’ future for our future Recognizing Talent and Promoting from Within Upgrading Talent Where Needed Identify Gaps Retain & Invest in Our Team Expand Automation Understand Unique Needs for Each Segment Raising the Bar Consolidate Roles Proprietary to Owens & Minor, Inc.

29 How We’re Raising the Bar Building a Great Place to Work For All 1. Hiring Focus 2. War for Talent 3. The Best People Diverse Hiring Practices Supplier Diversity Initiatives Community Engagement & Partnerships External Partnerships & Networks Proprietary to Owens & Minor, Inc.

30 Unleashing Our Team to Win Drive profitable growth through 2028 PLAY TO WIN ACT LIKE OWNERS ADVANCE WITH SPEED REWARD IMPACT Proprietary to Owens & Minor, Inc.

31 Perry Bernocchi Executive Vice President & Chief Executive Officer Owens & Minor Patient Direct Proprietary to Owens & Minor, Inc.

32 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 2 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth

33 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology • Enter adjacent markets with focus on comorbid conditions

Macro Trends in Home-based Care in Our Favor

Byram and Apria compete in the **DME sub-segment** of a

~$70B Market with **6%** CAGR growth outlook

Growth driven by **aging US population** and increasing volume of **patients living with chronic diseases**

65M+ Medicare beneficiaries with **8%** Growth rate with **50%** Enrolled in Medicare Advantage

Growing demand for home-based care

Increasing demand from payors & providers for value-based care models

Evolving sites of demand for medical supplies

Shifts in Healthcare System are Changing Where Care is Provided

Note: In 2023 50% of Medicare population was enrolled in a Medicare Advantage Plan
Sources: Medicare.gov; kff.org

34 | Proprietary to Owens & Minor, Inc.

Owens & Minor

35 Benefits of Home-based Care Allows patients to receive treatment of chronic illnesses in their home Greater patient independence and improved outcomes 2 1 Growing demand for treatment of chronic illnesses Technology and product advancement allow for additional chronic conditions to be treated at home 4 Trends of Home-based Care Our Core Product Areas Diabetes Wound Care Sleep Respiratory Ostomy Urology NPWT Other DME 3 Can treat more complex healthcare needs in a preferred home setting Proprietary to Owens & Minor, Inc.

The Winning Combination of Apria & Byram

A Leading Platform in the Home-based Care Market

Byram HEALTHCARE

APRIA

➕ Organic Growth

🟰 **PATIENT DIRECT**

What did we achieve?

- ✓ Broadened portfolio
- ✓ Expanded presence in higher-growth and higher-margin categories
- ✓ Increased attractiveness to payor panels, providers, and patients
- ✓ Growth within highly fragmented marketplace
- ✓ Accretive on key financial metrics



Revenue ($B)
8% CAGR
$1.8
$2.5
2019 Pro Forma[1]
Q3 '23 TTM
Segment Operating Income ($M)
18% CAGR
$122
$235
2019 Pro Forma[1]
Q3 '23 TTM

(1) Pro Forma 2019 Segment Operating Income is calculated from Apria Inc.'s Form 10-K plus Byram's segment operating income for the period.
TTM : Trailing 12 months actuals

36 | Proprietary to Owens & Minor, Inc.

Owens & Minor

37 Market Leader in Home-based Care $2.6B Annual revenue 29% 17% 26% 7% 6% 4% 11% • Diabetes Respiratory • • Sleep Ostomy • Wound care • Urology • Other • • Leading position in key categories • 8% pro-forma organic CAGR from 2019-2023 • Diabetes category is primarily comprised of Type 1 and Type 2 insulin-dependent patients • Best in class revenue cycle Revenue by Disease State Proprietary to Owens & Minor, Inc.

38 Share of Active Patients by Disease State of annual revenue is recurring revenue from existing patient base 34% 80% 12% 11% 11% 7% 5% 21% • Sleep • Respiratory Diabetes • Wound care • Incontinence/Urology • Ostomy • Other • Market Leader in Home-based Care ~3M Active patients Proprietary to Owens & Minor, Inc.

39 18% 80% • Medicare • Medicaid Commercial • 2% PD partners with payors covering 290M Lives PD Payor Mix Market Leader in Home-based Care 290M Covered lives • Access to ~85% of U.S. population • Growing Medicare Advantage population • Majority of payor partnerships are evergreen • Rated Best Overall Diabetes Supplier 2020-2023 • Net Promoter Scores of 2-3x healthcare benchmarks Proprietary to Owens & Minor, Inc.

40 Market Leader in Home-based Care 1200+ Branded manufacturers Contracted with High Quality Manufacturers Proprietary to Owens & Minor, Inc.

41 Market Leader in Home-based Care 300 Sites in U.S. • 300 sites across U.S. • National footprint, local presence • Sales professionals, customer service, and skilled clinicians in the local community • Ability to expand in current footprint and add more locations Proprietary to Owens & Minor, Inc.

42 Reimagining Patient Care at Home for Improved Quality of Life Our goal is to be the leading, national provider of medical equipment, supplies, and care solutions for people living with chronic conditions at home or transitioning from acute care Our growth focus is the disease states that require products and related services to Manage & heal Promote better health outcomes Improve quality of life Proprietary to Owens & Minor, Inc.

43 • • • PATIENT TESTIMONIAL VIDEO • • • Proprietary to Owens & Minor, Inc.

44 What Makes Patient Direct a Market Leader Today Competitive Positioning • Top 3 position • Strong brand and footprint • In-network access to insured population Extensive Portfolio • Solutions across care journey • Strategic alliances with preferred partners • Innovative portfolio Customer-centric Approach • Manufacturer agnostic; focus on patient care • Leading service levels • Differentiated marketing, sales, and digital Proprietary to Owens & Minor, Inc.

45 • Acquired 2017 • Leader in diabetes & wound care • Grown organically from $450M to $1.2B • Acquired 2022 • Leaders in sleep & respiratory • 275+ branches • Invest in base business Byram Acquisition Apria Acquisition • Accelerate growth in core categories • Invest in adjacent conditions Grow Through M&A Our Ambition Continue Organic Expansion Our Ambition is to Grow to $5B Revenue in the Next Five Years $5B 2028 annual revenue ambition $2.6B 2023 expected annual revenue Proprietary to Owens & Minor, Inc.

46 Three Strategies to Grow Patient Direct Expand Leadership Leverage Technology • Grow base business above market • Focus on core therapies: − Diabetes − Wound Care − Sleep − Respiratory • Develop best-in-class digital capabilities • Support growth, maximize patient outcomes, and provide value-based solutions Enter Adjacent Markets • Leverage footprint, commercial team and competencies • Focused on co-morbidities and core disease progression Proprietary to Owens & Minor, Inc.

47 • Commercial Excellence • Large Patient Populations • Customer Experience • Expand Strategic Alliances • Lower Cost to Serve Expand Market Leadership Position Base Business Poised to Continue to Outgrow Market 1 Proprietary to Owens & Minor, Inc.

48 • Patient Management Platform • Customer Data Warehouse • Re-platform mybyram, Apria Direct • Innovative Digital Marketing • ERP & CRM Leverage Digital Capabilities & Technology Develop Best-in-class Digital Capabilities 2 Proprietary to Owens & Minor, Inc.

49 Spotlight | Using Technology to Rethink Patient Journey • Common Platform for Data Collection • Adherence to Treatment • Patient Education • Develop Evidence for Value-Based Care • Care Management - Intervention • Remote Patient Monitoring • Optimize Patient Outcomes • Forecasting demand PMP Patient Direct Patient Supplier Payor Provider Patient Management Platform (PMP): An agnostic platform that allows patient data and information to flow in and out while providing tools and capability for care providers to manage patients 2 Proprietary to Owens & Minor, Inc.

50 • Orthotics & Prosthetics • Complex Rehab • Home Dialysis • Heart Disease CHF & RPM WCD Enter Adjacent Markets Significant Growth Opportunity in New Channels & Markets 3 Proprietary to Owens & Minor, Inc.

3

Potential Adjacent Market Opportunities

Four potential adjacent market opportunities to help PD reach $5B+ in revenue

6 in 10
American adults have at least one chronic condition

4 in 10
American adults have multiple chronic conditions

	Adjacency	Rationale
Closer to core	Orthotics and Prosthetics	• $2B market size • Comorbidities with both diabetes & wound care
	Complex Rehab Therapy	• $2B market size • High barriers to entry
Further from core	Home Dialysis	• $7B market size • Last mile partnership
	Congestive Heart Failure and RPM	• $6B market size • Comorbidities with diabetes, COPD, & OSA

Note: All market sizes shown are US-only estimates as of 2022.
Sources: CDC; Future Market Insights; TechNavio; Allied Market Research; Grand View Research; Arizton; BCG market analysis

51 | Proprietary to Owens & Minor, Inc.

Owens & Minor

52 We Will Continue to Invest to Support our Growth Ambition Grow through M&A Our ambition Continue organic expansion $2.6B 2023 expected annual revenue $1.8B 2019 proforma annual revenue1 $3.7B 2028 organic only annual revenue ambition $5B 2028 annual revenue ambition Proprietary to Owens & Minor, Inc. (1) Pro Forma : Includes Apria results pre-acquisition

53 Continue to invest in talent We Will Continue to Invest to Support our Growth Ambition Compounding growth rate with recurring revenue stream National footprint with a local presence Best-in-class commercial and marketing excellence Mature and scalable platform Proprietary to Owens & Minor, Inc.

• • • B R E A K • • •

55 • • • MED DISTRIBUTION VIDEO • • • Proprietary to Owens & Minor, Inc.

56 Andy Long Executive Vice President & Chief Executive Officer Owens & Minor Products & Healthcare Services Proprietary to Owens & Minor, Inc.

57 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 2 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth

58 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets

59 P&HS Provides Healthcare Products and Services In Acute Care Medical Distribution (MD) • Distribution of medical products to primarily acute care hospitals through network of distribution centers Products • Manufacturing and sourcing of protective products and custom kits and trays – both branded and private label • Sales to MD, other healthcare distributors, direct-to-healthcare customers, and global retailers Healthcare Services and Logistics • Technology-related services for acute care settings • Consulting and outsourcing services (e.g., physical inventory counts) • Storage and shipping of medical/surgical products for hospitals and manufacturers We serve customers across acute and alternate care sites with comprehensive offerings Proprietary to Owens & Minor, Inc.

60 We Have Well-regarded, Market-leading Brands & Services Offerings Servicing customers across acute and alternate care sites with these offerings Products Healthcare Services Surgical & Medical Products Procedure Kits & Trays Distribution & Logistics Inventory Management Technology Perioperative Supply Chain Management Proprietary to Owens & Minor, Inc. *Registered Trademark or Trademark of O&M Halyard or its affiliates.

61 Our Business Has Faced a Highly Dynamic Market Since 2019 2020 | Growth accelerated during COVID pandemic due to: • High demand for PPE • O&M rising to the challenge by ramping up production and supply chain capabilities Post-pandemic | Our business faced several challenges: • Customer excess supply • Pressure from top competitors on distribution pricing • Tighter labor market and inflation • Creating pressure on IDN profitability Today | Our strategy to grow profitably: Leverage P&HS scale profitably Grow O&M brand product portfolio Expand into adjacent channels and markets 2x Profitability Target 1 2 3 Proprietary to Owens & Minor, Inc.

62 Our Three Strategies to Improve Our Competitive Advantage and Efficiencies Transitioning to a product-driven distribution business Leverage Scale of P&HS Profitably Rapidly Grow O&M Brand Product Portfolio • Driving operating efficiencies to be low-cost in commoditized areas • Investing where the customer values differentiation • Evaluating our network footprint • Creating dedicated teams to focus on portfolio expansion • Expanding sourcing infrastructure • Enhancing brand strategy Expand into Adjacent Channels and Markets • Identify markets that can be served with our portfolio • Evaluate market attractiveness based on size and growth rate • Margin accretive Proprietary to Owens & Minor, Inc.

63 Leveraging Scale of P&HS Profitably From To One team with consolidated responsibility Multiple procurement teams Differentiated capabilities that command a premium market position Prioritization regardless of value Standardized offerings that focus on delivering value Complex offerings to customers End-to-end value chain evaluation for our future business Legacy footprint 1 Proprietary to Owens & Minor, Inc.

64 Spotlight | Changes In Our Operations Have Already Hit the Bottom Line Centralize Procurement Deliver Value Differentiate Capabilities Establish End-to-end Value Chain Working Capital Improvements • Plan, source, make, & deliver activities under “one roof” • Optimizing pricing & inventory management • Generated operating cash flow to pay down debt & reinvest Technology • Utilizing AI to improve forecasting and inventory management • DC automation investment roll-out in ‘24 • QSight® technology: managing customer’s inventory lifecycle Lean Efficiencies • Implemented across manufacturing, distribution, & kitting • Standardized metrics & new tracking software • Instituted integrated business planning Procurement Savings • Negotiated lower rates for raw and indirect spend • Streamlined sourcing of new products • Launched new technology to manage spend 1 Proprietary to Owens & Minor, Inc.

65 Spotlight | Growing Our Product Portfolio to Build Competitive Advantage • Surgical accessories • Apparel • Skin prep • Incontinence • Temperature management • Infection prevention/PPE • Wound care •Sterilization •Critical care •Endoscopy •Radiology •Specimen collection •Electromedical •ENT •Enteral •Gastroenterology •Neurosurgery •OB/GYN •Orthopedics •Body fluid management •Surgical instruments •Cardiology •Urology Current Categories Future Category Expansion — Not exhaustive — •Lab •Anesthesia •Respiratory 2 Proprietary to Owens & Minor, Inc.

66 Expanding into New Categories Increasing Pace of Product Launches 90% Spotlight | Growing Our Product Portfolio Active, multi-million-dollar investment in customer-centric category management Passive, supplier-centric product management FROM TO Of first wave expansion (2024) is coming from new categories Number of proprietary SKUs expected to launch in 2024 vs. recent average 4-5x 2 Proprietary to Owens & Minor, Inc.

67 Identify Adjacent Markets Expand Presence in Operating Room • Portfolio expansion to fill product gaps • Custom procedure trays • Enhanced services • Clinical education programs and assessments • Ambulatory surgical centers (ASCs) • Clean rooms • Consumer • Labs We Have Significant Growth Opportunity in New Channels & Markets 3 Proprietary to Owens & Minor, Inc.

68 Organization Structure Structure teams to align with business objectives Realizing These Objectives Has Required Changes In Our Business Ways of Working Streamline, empower and drive accountability Talent Development Develop high performers and hire top talent Proprietary to Owens & Minor, Inc.

69 5 4 3 2 1 Leverage scale of P&HS to achieve operating efficiency Rapidly expand O&M product portfolio Enter adjacent non-acute markets Expand presence in the Operating Room Investment in talent Improve P&HS Profitability Through Execution of This Strategy is Expected to Double Our Profitability by End of 2028 We Are Committed to Delivering Value to Our Customers and Stakeholders Proprietary to Owens & Minor, Inc.

70 Alex Bruni Executive Vice President & Chief Financial Officer Owens & Minor Proprietary to Owens & Minor, Inc.

71 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 2 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth

72 Vision 2028: Grow, Optimize & Invest ACCELERATE PD GROWTH • Grow base business above market with focus on core • Best-in-class digital and technology 1 • Enter adjacent markets with focus on comorbid conditions 3 OPTIMIZE P&HS • Leverage scale of P&HS channel profitably • Rapidly grow O&M brand product portfolio • Expand into adjacent channels and markets INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth INVEST TO DRIVE VALUE • Maintain disciplined approach to allocating capital • Support expansion into adjacencies • Strengthen balance sheet and use to support growth

73 Where We Were … and Where We Are Today 5 years ago… • Service issues causing customer losses • Significant revenue and Adjusted EBITDA decline in legacy business • Challenges with cash flow and cash balance • Unsustainable debt levels • Downgraded to as low as CCC+ rating • Net leverage as high as ~7x Today… • Delivering on 2023 commitments • Retaining and winning new business • Returned to normal business trajectory • Improving Adjusted EBITDA • Higher margin Patient Direct business now accounts for 80% of Adjusted EBITDA • Generated $600M of operating cash flow YTD • Reduced net debt by $500M YTD • Net leverage ratio below 4x Proprietary to Owens & Minor, Inc. Reconciliations for Non-GAAP measures are presented in the Appendix

74 Operating Model Realignment Optimizing profitability, accelerating growth, and generating cash to invest OMR goals on track • Meet or exceed $30M savings target for 2023 • Exit 2023 with a $100M run rate • Generating cash to reinvest in the future • On a path to $200M run rate by the end of 2025 • Expect to exceed $250 - $400M working capital improvement over the life of the program Workstreams continue 1. Org Design 2. Sourcing 3. Network & Operations 4. Commercial Delivering on Goals with Clear Line of Sight to Savings Proprietary to Owens & Minor, Inc.

75 Reinvest to Drive Organic Growth Invest in our people, technology, and proprietary product portfolio Technology to Improve Patient, Provider, & Payor Experience Drive Revenue Growth and Expand Product Offerings Expand in Adjacencies The Best People Proprietary to Owens & Minor, Inc.

76 >$12B Revenue Target in 2028 Reinvestments and Execution Sustain Topline Organic Growth Patient Direct driving majority of targeted revenue growth 2020 2021 2022 2023 Guidance 2028 Target $9.2 $8.5 $9.8 $10.0 $10.3 - $10.4 $12.0B+ 2019 Revenue ($B) 2023 Guidance = Guidance provided on November 3rd, 2023 Proprietary to Owens & Minor, Inc.

77 Adjusted EPS 2023 is the Post-pandemic Earnings Inflection Point Adjusted EPS growth driven by operating income margin expansion in both segments Expect >20% CAGR on Adjusted EPS Through 2028 2023 Guidance = Guidance provided on November 3rd, 2023 Reconciliations for Non-GAAP measures are presented in the appendix $0.62 2019 $2.26 2020 $4.10 2021 $2.42 2022 $1.30 - $1.40 2023 Guidance $3.50+ 2028 Target Proprietary to Owens & Minor, Inc.

78 Strong Free Cash Flow Generation Driven by strong operating profit growth and disciplined approach to working capital and CapEx Ample Cash Flow for Reinvestment and Potential Strategic Initiatives² Cumulative FCF of $1.3B ’24-’28 Reconciliations for Non-GAAP measures are presented in the appendix (1) Free cash Flow (FCF) is defined as cash provided by operating activities less net capex. Refer to the appendix for additional information. (2) Free cash flow is expected to be used for certain non-discretionary expenditures, as well as reinvestment and potential strategic alternatives. 7 52 114 280 74 207 2017 2018 2019 2020 2021 2022 2023 Estimate 2028 Target $400M+ FCF1 ($M) Proprietary to Owens & Minor, Inc.

79 Continued De-levering of the Balance Sheet Reducing leverage to 2.0x-3.0x target enhances financial and strategic flexibility Capital Deployment Optionality Grows as Leverage Comes Down 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 3.0x 2.0x 2019 2020 2021 2022 2023 Estimate 2028 Target Net Leverage Proprietary to Owens & Minor, Inc. Reconciliations for Non-GAAP measures are presented in the appendix

80 Disciplined Capital Allocation Strategy With leverage within or below target range, three priorities outlined below Organic Reinvestment M&A Invest across all business lines for the highest possible return Drive disciplined expansion and scale Return Excess Capital to Investors Evaluate opportunistic share buybacks Proven Track Record of Success in Acquisition Identification and Integration Proprietary to Owens & Minor, Inc.

81 Opportunistic M&A Drives scale, operating leverage, and expansion into adjacent conditions and applications Disciplined Target Identification & Diligence Optimal Profit Growth & Integration Fit Profile Focus on Patient Direct Our Approach 1. Tuck-in acquisition in underpenetrated areas 2. Moderately-sized to drive scale and market share gains 3. Large Scale to strengthen leadership position in home-based care market Three Target Areas: Proprietary to Owens & Minor, Inc.

82 Our Long-term Financial Targets to 2028 >$12B Annual Revenue >$750M Adj EBITDA1 >20% Adj EPS1 CAGR to $3.50+ >$1.3B Cumulative FCF1 (1) Represents a Non-GAAP financial metric. For additional information on Non-GAAP reconciliations see "Use of Non-GAAP Measures." Reconciliations for Non-GAAP measures are presented in the appendix. Proprietary to Owens & Minor, Inc.

83 Ed Pesicka President & Chief Executive Officer Owens & Minor Proprietary to Owens & Minor, Inc.

84 Unlocking Our Growth Potential and Capturing Opportunities 2028: Grow, Optimize, & Invest Patient Direct Products & Healthcare Services Our Patient Direct business is a high margin, growth engine and we intend to expand our position as a market leader in the home-based care space Balance Sheet We plan to maintain a healthy balance sheet, driven by a robust free cash flow profile that supports and routinely invests in organic and inorganic growth opportunities We expect to transform and strengthen our P&HS segment, focused on leveraging our scale and growing our branded product portfolio Proprietary to Owens & Minor, Inc.

• • • Q & A • • •

86 Unlocking Our Growth Potential and Capturing Opportunities 2028: Grow, Optimize, & Invest Patient Direct Products & Healthcare Services Our Patient Direct business is a high margin, growth engine and we intend to expand our position as a market leader in the home-based care space Balance Sheet We plan to maintain a healthy balance sheet, driven by a robust free cash flow profile that supports and routinely invests in organic and inorganic growth opportunities We expect to transform and strengthen our P&HS segment, focused on leveraging our scale and growing our branded product portfolio Proprietary to Owens & Minor, Inc.

Proprietary to Owens & Minor, Inc. | ©2023 Owens & Minor, Inc.

• • • A P P E N D I X • • •

2028 Modeling Assumptions

	Total Company	Patient Direct	Products & Healthcare Services
Revenue Target	$12B+	CAGR of 8%+	CAGR of 1%+
Adj. Operating Income Target	10%+ CAGR	$400M+	$100M+
Adj. EBITDA Target	>$750M Annually by 2028		
Adj. EPS Target	$3.50+ (>20% CAGR)		
Tax Assumption	Adjusted effective tax rate of 27-28%		
Leverage Target	2.0x – 3.0x		
CapEx Assumption	~2% of Revenue	Patient Service Equipment (PSE) ~6% of Revenue	
Share Count Assumption	83.5M in 2028		
Other Assumptions	No change in current inflation	No impact from potential competitive bidding	Commodity prices follow inflation

89 | Proprietary to Owens & Minor, Inc.

Targets and assumptions do not include M&A

Owens & Minor

Adjusted EBITDA Reconciliation

$ in millions Adjusted EBITDA Reconciliation	FYE 2022	FYE 2021	FYE 2020	FYE 2019	LTM Q2 2019	FYE 2018
Net income (loss) from continuing operations, as reported (GAAP)	**$ 22.4**	**$ 221.6**	**$ 88.1**	**$ (22.6)**	**$ (240.7)**	**$ (394.7)**
Income tax (benefit) provision	(11.5)	55.2	21.8	(6.1)	(32.2)	(32.4)
Interest expense, net	128.9	48.1	83.4	98.1	93.7	71.0
Acquisition-related charges and intangible amortization [1]	127.0	42.8	53.3	59.7	59.7	80.2
Exit and realignment charges [2]	6.9	31.1	25.9	14.4	12.1	14.1
Other depreciation and amortization [3]	149.8	50.8	51.8	55.6	55.0	48.3
Stock compensation [4]	20.5	23.4	17.6	12.1	14.9	13.9
LIFO charges [5]	5.4	55.1	15.6	7.9	19.4	26.9
Inventory valuation adjustment [6]	92.3	-	-	-	-	-
Loss on extinguishment and modification of debt [7]	-	40.4	11.2	0.8	2.0	-
Software as a service implementation costs [8]	-	-	-	4.4	1.2	2.3
Goodwill and intangible asset impairment charges [9]	-	-	-	-	248.5	413.9
Fair value adjustments related to purchase accounting [10]	-	-	-	-	9.0	27.1
Other [11]	2.1	2.3	(0.4)	-	-	-
Adjusted EBITDA (non-GAAP)	**$ 543.7**	**$ 570.7**	**$ 368.4**	**$ 224.2**	**$ 242.5**	**$ 270.5**
Apria adjusted EBITDA [12]	**43.9**					
Pro forma adjusted EBITDA (non-GAAP) (Pro Forma Adjusted EBITDA)	**$ 587.7**					

Certain totals may not sum due to rounding

Reconciliations are presented on a continuing operations basis, unless noted otherwise

90 | Proprietary to Owens & Minor, Inc.

Owens & Minor

91 Net Debt Reconciliation $ in millions September 30, December 31, December 31, December 31, December 31, June 30, December 31, Net Debt Reconciliation 2023 2022 2021 2020 2019 2019 2018 Total debt, as reported (GAAP) $ 2,146.0 $ 2,500.9 $ 949.6 $ 1,026.0 $ 1,559.7 $ 1,669.7 $ 1,676.6 Cash and cash equivalents (215.2) (69.5) (55.7) (83.1) (67.0) (78.7) (66.3) Net debt (non-GAAP) $ 1,930.8 $ 2,431.4 $ 893.9 $ 942.9 $ 1,492.6 $ 1,591.0 $ 1,610.3 Certain totals may not sum due to rounding Consolidated Free Cash Flow Reconciliation $ in millions FYE FYE FYE FYE FYE FYE Free Cash Flow Reconciliation 2022 2021 2020 2019 2018 2017 Cash provided by operations $ 325.0 $ 124.2 $ 339.2 $ 166.1 $ 115.6 $ 56.8 Net capital expenditures (Net Capex) (15) (118.2) (49.7) (59.0) (51.9) (64.0) (50.1) Free Cash Flow $ 206.8 $ 74.5 $ 280.3 $ 114.2 $ 51.6 $ 6.7 Reconciliations are presented on a continuing operations basis, unless noted otherwise Proprietary to Owens & Minor, Inc.

Adjusted EPS Reconciliation

$ in millions, except per share data **Adjusted EPS Reconciliation**		FYE 2022		FYE 2021		FYE 2020		FYE 2019
Net income (loss) from continuing operations, as reported (GAAP)	**$**	**22.4**	**$**	**221.6**	**$**	**88.1**	**$**	**(22.6)**
Pre-tax adjustments:								
Acquisition-related charges and intangible amortization (1)		127.0		42.8		53.3		59.7
Exit and realignment charges (2)		6.9		31.1		25.9		14.4
Loss on extinguishment and modification of debt (7)		-		40.4		11.2		0.8
Inventory valuation adjustment (6)		92.3		-		-		-
Software as a service implementation costs (8)		-		-		-		4.4
Other (11)		2.1		2.3		(1.2)		-
Income tax benefit on pre-tax adjustments (13)		(56.0)		(30.3)		(23.3)		(19.0)
Tax adjustment (14)		(10.5)		1.4		(10.4)		-
Net income, adjusted (non-GAAP) (Adjusted Net Income)	**$**	**184.2**	**$**	**309.3**	**$**	**143.7**	**$**	**37.7**
Net income (loss) from continuing operations, per common share, as reported (GAAP)	**$**	**0.29**	**$**	**2.94**	**$**	**1.39**	**$**	**(0.37)**
After-tax adjustments:								
Acquisition-related charges and intangible amortization (1)		1.27		0.42		0.61		0.74
Exit and realignment charges (2)		0.07		0.30		0.30		0.18
Loss on extinguishment and modification of debt (7)		-		0.40		0.13		0.01
Inventory valuation adjustment (6)		0.91		-		-		-
Software as a service implementation costs (8)		-		-		-		0.06
Other (11)		0.02		0.02		(0.01)		-
Tax adjustment (14)		(0.14)		0.02		(0.16)		-
Net income per common share, adjusted (non-GAAP) (Adjusted EPS)	**$**	**2.42**	**$**	**4.10**	**$**	**2.26**	**$**	**0.62**

Certain totals may not sum due to rounding

Reconciliations are presented on a continuing operations basis, unless noted otherwise

92 | Proprietary to Owens & Minor, Inc.

Owens & Minor

93 Definitions of Non-GAAP Reconciliation Items The following items have been excluded in our Non-GAAP financial measures: (1) Acquisition-related charges and intangible amortization includes acquisition-related charges consisting primarily of one-time costs related to the Apria, Halyard, and Byram acquisitions, including transaction costs necessary to consummate the acquisitions, which consisted of investment banking advisory fees and legal fees, director and officer tail insurance expense, severance and retention bonuses, and professional fees, as well as amortization of intangible assets established during acquisition method of accounting for business combinations. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results. (2) Exit and realignment charges consist primarily of charges associated with optimizing our operations which includes the consolidation of certain distribution centers, warehouses, our client engagement center and Information Technology (IT) Restructuring charges, such as converting to common IT systems, as well as increases in reserves associated with certain retained assets of Fusion5. These charges also include costs associated with our strategic initiatives which include reorganization costs, certain professional fees, costs to streamline administrative functions and processes, divestiture related costs, and other items. These costs are not normal recurring, cash operating expenses necessary for the Company to operate its business on an ongoing basis. (3) Other depreciation and amortization relates to property and equipment and capitalized computer software, excluding such amounts captured within exit and realignment charges or acquisition-related charges. (4) Stock compensation includes share-based compensation expense related to our share-based compensation plans, excluding such amounts captured within exit and realignment charges or acquisition-related charges. (5) LIFO charges includes non-cash adjustments to merchandise inventories valued at the lower of cost or market, with the approximate cost determined by the last-in, first-out (LIFO) method for certain inventories in the U.S. within our Products & Healthcare Services segment. (6) Inventory valuation adjustment relates to an inventory valuation adjustment in our Products & Healthcare Services segment, primarily associated with personal protective equipment inventory built up and a subsequent decline in demand as a result of the COVID-19 pandemic. (7) Loss on extinguishment and modification of debt primarily includes the write-off of deferred financing costs, make-whole premium charges, and third party fees associated with debt extinguishment and modification, as well as amounts reclassified from accumulated other comprehensive loss as a results of the termination of our interest rate swaps, partially offset by gains on repurchase of Senior Notes. (8) Software as a service implementation costs are associated with significant global IT platforms in connection with the redesign of our global information system strategy. Beginning in 2020 such costs were deferred and amortized over the appropriate period consistent with Accounting Standards Update 2018-15. Proprietary to Owens & Minor, Inc.

94 Definitions of Non-GAAP Reconciliation Items, continued (9) Goodwill and intangible asset impairment charges were incurred as a result of a decline in our market capitalization and lower projected financial results of certain reporting units due to customer losses and operational inefficiencies. (10) Fair value adjustments related to purchase accounting includes an incremental charge to cost of goods sold from purchase accounting impacts related to the sale of acquired inventory that was written up to fair value in connection with the Halyard acquisition. (11) Other includes interest costs and net actuarial losses related to our retirement plans and for the year ended December 31, 2020 a gain from the surrender of company-owned life insurance policies of $(3.5) million. (12) Apria adjusted EBITDA is presented in order to calculate pro forma adjusted EBITDA and pro forma leverage ratio of net debt to adjusted EBITDA for fiscal year ended December 31, 2022, as if Apria was acquired on January 1, 2022. The pro forma results are not necessarily indicative of the results that would have been if the acquisition had occurred on January 1, 2022. We have not separately presented the components of Apria adjusted EBITDA, as we determined that such presentation would not be meaningful. (13) Income tax benefit on pre-tax adjustments These charges have been tax effected by determining the income tax rate depending on the amount of charges incurred in different tax jurisdictions and the deductibility of those charges for income tax purposes. (14) Tax adjustment in 2022 includes a change in our foreign repatriation plans related to the permanent reinvestment of earnings associated with a subsidiary in Thailand. Amount in 2021 include a tax adjustment associated with a valuation allowance on the capital loss related to the divestiture of our Movianto business, partially offset by the estimated benefits under the Tax Cuts and Jobs Act and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Amount in 2020 includes a tax adjustment associated with the estimated (benefits) expense under the Tax Cuts and Jobs Act and the CARES Act. (15) Net capital expenditures (Net Capex) includes the additions to property and equipment and computer software net of proceeds from sale of property and equipment as disclosed in the investing activities section of the Consolidated Statements of Cash Flows. Proprietary to Owens & Minor, Inc.